UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2012

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 23, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 50,156,325 shares of common stock were represented in person or by proxy. The Company's stockholders approved the five proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting. The final votes on the proposals presented at the Annual Meeting are as follows:
Proposal 1:
Each of R. Scott Huennekens, Lesley H. Howe and Ronald A. Matricaria was elected as a Class III director to hold office until the 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or, if sooner, until his death, resignation or removal by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Scott Huennekens	47,404,128	270,729	2,481,468
Lesley H. Howe	47,167,571	507,286	2,481,468
Ronald A. Matricaria	47,403,877	270,980	2,481,468

Each of Michael J. Coyle, Kieran T. Gallahue, Alexis V. Lukianov, Leslie V. Norwalk, John Onopchenko, Roy T. Tanaka and Eric J. Topol, M.D., continue to serve as directors after the Annual Meeting.
Proposal 2:
The advisory vote on the ratification of the appointment of Eric J. Topol, M.D., to the Company's Board of Directors (the “Board”) to fill a vacancy in Class I, to hold office until the 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or, if sooner, until his death, resignation or removal, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,570,528	63,903	49,190	2,472,704
Proposal 3:
The advisory vote on the ratification of the appointment of Leslie V. Norwalk to the Company's Board to fill a vacancy in Class II, to hold office until the 2014 Annual Meeting of Stockholders and until her successor is duly elected and qualified, or, if sooner, until her death, resignation or removal, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,595,198	65,133	23,290	2,472,704
Proposal 4:
The selection by the audit committee of the Board of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,119,424	20,432	16,469	—

Proposal 5:
The resolution, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission including the Compensation Discussion and Analysis, the related compensation tables and the narrative disclosure to those tables, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,674,603	2,992,080	8,174	2,481,468

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel
Dated: May 24, 2012